UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2016

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

140 New Montgomery Street, 9th Floor
San Francisco, CA 94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification of Rights of Security Holders.

On September 22, 2016, all outstanding shares of Yelp Inc.’s (the “Company”) Class A common stock, par value $0.000001 per share (the “Class A shares”), and Class B common stock, par value $0.000001 per share (the “Class B shares”), automatically converted into a single class of common stock (the “Conversion”) pursuant to the terms of the Company’s Eighth Amended and Restated Certificate of Incorporation (the “Certificate”). No additional Class A shares or Class B shares will be issued following the Conversion.

The Conversion occurred pursuant to Article Fourth, Section D.3 of the Certificate, which provided that each Class A share and each Class B share would convert automatically, without any further action, into one share of the Company’s common stock, par value $0.000001 per share (the “common stock”), at 5:00 p.m. Eastern Time on the first business day on or after the date on which the outstanding Class B shares represented less than ten percent of the aggregate number of then-outstanding Class A shares and Class B shares.

Also in accordance with Article Fourth, Section D.3 of the Certificate, and as required by section 243 of the Delaware General Corporation Law (“Section 243”), the Company filed a certificate with the Secretary of State of the State of Delaware effecting the retirement and cancellation of the Class A shares and Class B shares (the “Certificate of Retirement”). Pursuant to Section 243, the Certificate of Retirement had the additional effect of amending the Certificate to eliminate the obsolete provisions relating to the dual-class common stock structure. Immediately following the filing of the Certificate of Retirement, the Company filed a Ninth Amended and Restated Certificate of Incorporation (the “Restated Certificate”) reflecting such amendment. The Restated Certificate became effective on September 23, 2016.

The Conversion had the following effects, among others, on the holders of Class A shares and Class B shares:

Voting Power. Prior to the Conversion, holders of Class B shares were entitled to cast ten votes per share on any matters subject to a stockholder vote, and holders of Class A shares were entitled to cast one vote per share. As a result of the Conversion, all holders of common stock have only one vote per share on all matters subject to a stockholder vote. In addition, the provisions of the Certificate and Delaware law that entitled the holders of Class A shares and Class B shares, in certain circumstances, to separate class voting rights are no longer applicable as a result of the Conversion because the Company now has only a single class of common stock outstanding.

Economic Interests. The Conversion had no impact on the economic interests of holders of Class A shares and Class B shares, including with regard to dividends, liquidation rights and redemption.

Capitalization. The Conversion had no impact on the total number of issued and outstanding shares of capital stock; the Class A shares and Class B shares converted into an equivalent number of shares of common stock. In addition, the Conversion did not increase the total number of authorized shares of common stock, which prior to the Conversion was, and remains, 200,000,000 shares. However, the Company’s total number of authorized shares of capital stock was reduced from 510,000,000 to 210,000,000 to account for the elimination of the authorized Class A shares and Class B shares.

Resale of Common Stock. Shares of common stock may be sold in the same manner as the Class A shares and Class B shares were previously sold. The Company’s affiliates and holders of any shares that constitute restricted securities will continue to be subject to the restrictions specified in Rule 144 promulgated under the Securities Act of 1933, as amended.

Equity Incentive Plans. Upon Conversion, outstanding options and restricted stock units denominated in Class A shares or Class B shares issued under any of the Company’s equity incentive plans remained unchanged, except that they now represent the right to receive shares of the single class of common stock rather than Class A shares or Class B shares. As required by the terms of the Company’s 2012 Equity Incentive Plan (the “EIP”) and 2012 Employee Stock Purchase Plan (the “ESPP”), the Board amended such plans to amend the definition of “Common Stock” in each plan to mean our common stock rather than the Class A shares, effective as of the Conversion. Copies of the amended EIP and ESPP are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on September 23, 2016, the Company filed the Certificate of Retirement with the Secretary of State of the State of Delaware to retire and cancel the Class A shares and Class B shares. The Certificate of Retirement also had the effect of amending the Certificate to eliminate the obsolete provisions relating to the dual-class common stock structure, such as:

●	references to the authorization of the Class A shares and Class B shares;
●

provisions defining the rights of holders of Class A shares and Class B shares, including provisions regarding voting rights, dividends and distributions, and conversion of Class B shares into Class A shares upon certain transfers and other events; and

●	provisions regarding the conversion of all Class A shares and Class B shares into a single class of common stock.

The Company then filed the Restated Certificate to reflect such amendment. The Restated Certificate became effective on September 23, 2016.

The foregoing description of the Certificate of Retirement and Restated Certificate is a summary only and is qualified in its entirety by reference to the full text of the Certificate of Retirement and Restated Certificate, copies of which are attached as Exhibits 3.1 and 3.2 hereto, respectively. Exhibits 3.1 and 3.2 are incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

In connection with the Conversion, the Company’s common stock will continue to trade on the New York Stock Exchange under the ticker symbol “YELP” and will maintain the same CUSIP number previously assigned to the Class A shares.

On September 23, 2016, the Company issued a press release announcing the Conversion, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1(1)	Certificate of Retirement.

3.2(2)	Amended and Restated Certificate of Incorporation of Yelp Inc.

4.1(3)	Form of Common Stock Certificate.

10.1	Yelp Inc. 2012 Equity Incentive Plan, as Amended.

10.2	Yelp Inc. 2012 Employee Stock Purchase Plan, as Amended.

99.1	Press Release, dated September 23, 2016, entitled “Yelp Announces Conversion of Class A and Class B Common Stock into a Single Class of Common Stock.”

(1) Incorporated by reference to Exhibit 3.1 to the Amendment No. 1 to Form 8-A filed with the Securities and Exchange Commission on September 23, 2016 (the “Amended 8-A”).

(2) Incorporated by reference to Exhibit 3.2 to the Amended 8-A.

(3) Incorporated by reference to Exhibit 4.1 to the Amended 8-A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2016	YELP INC.

	By:	/s/ Laurence Wilson
Laurence Wilson
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
3.1(1)	Certificate of Retirement.

3.2(2)	Amended and Restated Certificate of Incorporation of Yelp Inc.

4.1(3)	Form of Common Stock Certificate.

10.1	Yelp Inc. 2012 Equity Incentive Plan, as Amended.

10.2	Yelp Inc. 2012 Employee Stock Purchase Plan, as Amended.

99.1	Press Release, dated September 23, 2016, entitled “Yelp Announces Conversion of Class A and Class B Common Stock into a Single Class of Common Stock.”

(1) Incorporated by reference to Exhibit 3.1 to the Amendment No. 1 to Form 8-A filed with the Securities and Exchange Commission on September 23, 2016 (the “Amended 8-A”).

(2) Incorporated by reference to Exhibit 3.2 to the Amended 8-A.

(3) Incorporated by reference to Exhibit 4.1 to the Amended 8-A.